Exhibit 99

Filed by L3 Technologies, Inc.
pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: L3 Technologies, Inc.
Commission File No. 001-37975

Contact:	L3 Technologies
Corporate Communications
212-697-1111
For Immediate Release

L3 Announces Date for Special Meeting of Stockholders

NEW YORK, February 25, 2019 – L3 Technologies (NYSE:LLL) (“L3”) today announced that it has set a date for a special meeting of its stockholders to consider and vote on various proposals necessary to close the previously announced proposed merger with Harris Corporation (“Harris”) and certain other matters. The special meeting will be held on April 4, 2019, at 10:00 a.m., Eastern Time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017.

L3 stockholders of record as of the close of business on February 22, 2019 will be entitled to notice of, and to vote at, the special meeting.

The merger is expected to close in mid-calendar year 2019, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the stockholders of L3 and Harris.

With headquarters in New York City and approximately 31,000 employees worldwide, L3 develops advanced defense technologies and commercial solutions in pilot training, aviation security, night vision and EO/IR, weapons, maritime systems and space. The company reported 2018 sales of $10.2 billion.

To learn more about L3, please visit the company’s website at www.L3T.com. L3 uses its website as a channel of distribution of material company information. Financial and other material information regarding L3 is routinely posted on the company’s website and is readily accessible.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval; nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

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This communication is being made in respect of the proposed merger transaction between L3 Technologies, Inc. (“L3”) and Harris Corporation (“Harris”). In connection with the proposed merger, Harris filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-228829) that includes a Joint Proxy Statement of L3 and Harris and a Prospectus of Harris, as well as other relevant documents regarding the proposed transaction. The Registration Statement, as amended, was declared effective by the SEC on February 20, 2019. L3 and Harris commenced mailing the definitive Joint Proxy Statement/Prospectus to L3 stockholders and Harris stockholders on or about February 25, 2019. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that either or both of L3 or Harris or any of their respective affiliates may file with the SEC or make available to their respective stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about L3 and Harris, may be obtained at the SEC’s Internet site (www.sec.gov). You are also able to obtain these documents, free of charge, from L3 by accessing L3’s website at www.L3T.com or from Harris by accessing Harris’ website at www.harris.com.

L3 and Harris and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from L3 stockholders and Harris stockholders in respect of the proposed transaction. Information regarding L3’s directors and executive officers is contained in L3’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 26, 2018, which are filed with the SEC. Information regarding Harris’ directors and executive officers is contained in Harris’ Annual Report on Form 10-K for the year ended June 29, 2018 and its Proxy Statement on Schedule 14A, dated September 6, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS
Certain of the matters discussed in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts may be forward-looking statements; words such as “may,” “will,” “should,” “likely,” “projects,” “financial guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. L3 and Harris caution investors that these statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond L3’s and Harris’ control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In addition to factors previously disclosed in L3’s and Harris’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of L3 and Harris to terminate the definitive merger agreement between L3 and Harris; the outcome of any legal proceedings that have been or may be instituted against L3, Harris or their respective directors; the risk that the stockholder approvals of L3 or Harris may not be obtained on the expected schedule or at all; the ability to obtain regulatory approvals and satisfy other closing conditions to the merger in a timely manner or at all, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the L3 and Harris businesses or fully realizing anticipated cost savings and other benefits; business disruptions from the proposed merger that may harm L3’s or Harris’ businesses, including current plans and operations; any announcement relating to the proposed transaction could have adverse effects on the ability of L3 or Harris to retain and hire key personnel or maintain relationships with suppliers and customers, including the U.S. government and other governments, or on L3’s or Harris’ operating results and businesses generally; the risk that the announcement of the proposed transaction could have adverse effects on the market price of the common stock of either or both of L3’s and Harris’ common stock and the uncertainty as to the long-term value of the common stock of the combined company following the merger; certain restrictions during the pendency of the merger that may impact L3’s or Harris’ ability to pursue certain business opportunities or strategic transactions; the business, economic and political conditions in the markets in which L3 and Harris operate; and events beyond L3’s and Harris’ control, such as acts of terrorism.

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These forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither L3 nor Harris undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in L3’s and Harris’ Joint Proxy Statement/Prospectus that forms part of the Registration Statement on Form S-4 filed by Harris and the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in L3’s and Harris’ most recent reports on Form 10-K for the years ended December 31, 2018 and June 29, 2018, respectively, and any material updates to these factors contained in any of L3’s and Harris’ subsequent and future filings.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Given these uncertainties, you should not place any reliance on these forward-looking statements.

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